UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2004

APOGENT TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-11091	22-2849508
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

30 Penhallow Street Portsmouth, New Hampshire		03801
(Address of principal executive offices)		(Zip Code)

(603) 433-6131

Registrant’s telephone number, including area code

Item 5. Other Items

On July 13, 2004, Apogent Technologies Inc. (“Apogent”) issued a press release announcing that Apogent will reconvene its special stockholder meeting on August 2, 2004 at 9 a.m. Central Daylight Time (CDT) for the purpose of holding a stockholder vote on the proposed merger with Fisher Scientific International Inc. (“Fisher”). The press release is attached as Exhibit 99.1.

On July 13, 2004, Apogent also issued a press release announcing the extension until August 2, 2004 of the pending tender offer and consent solicitation for all of Apogent’s $250.0 million principal amount of 6 1/2 percent senior subordinated notes due 2013, the fixing of July 27, 2004 as the Consent Payment Deadline with respect to the tender offer and consent solicitation, and the increase in the tender offer and consent compensation payable. The press release is attached as Exhibit 99.2.

On July 13, 2004, Apogent and Fisher issued a joint press release announcing the extension until August 2, 2004 of, and the increase in exchange fees with respect to, the pending exchange offers for $645 million of Apogent’s existing senior convertible debt securities in connection with the proposed merger of Apogent and Fisher. The press release is attached as Exhibit 99.3.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press release dated July 13, 2004, announcing that Apogent will reconvene its special stockholder meeting on August 2, 2004 at 9 a.m. Central Daylight Time (CDT) for the purpose of holding a stockholder vote on the proposed merger with Fisher.

99.2	Press release dated July 13, 2004, announcing the extension until August 2, 2004 of the pending tender offer and consent solicitation for all of Apogent’s $250.0 million principal amount of 6 1/2 percent senior subordinated notes due 2013, the fixing of July 27, 2004 as the Consent Payment Deadline with respect to the tender offer and consent solicitation, and the increase in the tender offer and consent compensation payable.

99.3	Press release dated July 13, 2004, announcing the extension until August 2, 2004 of, and the increase in exchange fees with respect to, the pending exchange offers for $645 million of Apogent’s existing senior convertible debt securities in connection with the proposed merger of Apogent and Fisher.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGENT TECHNOLOGIES INC.
(Registrant)

Date: July 13, 2004	By:	/s/ Michael K. Bresson
Michael K. Bresson
Executive Vice President – Administration
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated July 13, 2004, announcing that Apogent will reconvene its special stockholder meeting on August 2, 2004 at 9 a.m. Central Daylight Time (CDT) for the purpose of holding a stockholder vote on the proposed merger with Fisher.

99.2	Press release dated July 13, 2004, announcing the extension until August 2, 2004 of the pending tender offer and consent solicitation for all of Apogent’s $250.0 million principal amount of 6 1/2 percent senior subordinated notes due 2013, the fixing of July 27, 2004 as the Consent Payment Deadline with respect to the tender offer and consent solicitation, and the increase in the tender offer and consent compensation payable.

99.3	Press release dated July 13, 2004, announcing the extension until August 2, 2004 of, and the increase in exchange fees with respect to, the pending exchange offers for $645 million of Apogent’s existing senior convertible debt securities in connection with the proposed merger of Apogent and Fisher.